Alpha Natural Resources

Massey Energy



Alpha + Massey: Creating an Industry Leader

January 31, 2011

Forward Looking Statements

Information set forth herein contains "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995, which involve a number of risks and uncertainties. Alpha and Massey caution readers that any forward-looking information is not a guarantee of future performance and that actual results could differ materially from those contained in the forward-looking information. Such forward-looking statements include, but are not limited to, statements about the benefits of the business combination transaction involving Alpha and Massey, including future financial and operating results, the combined company's plans, objectives, expectations (financial or otherwise) and intentions and other statements that are not historical facts.

The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the ability to obtain regulatory approvals of the transaction on the proposed terms and schedule; the failure of Alpha or Massey stockholders to approve the transaction; the outcome of pending or potential litigation or governmental investigations; the risk that the businesses will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; uncertainty of the expected financial performance of Alpha following completion of the proposed transaction; Alpha's ability to achieve the cost savings and synergies contemplated by the proposed transaction within the expected time frame; disruption from the proposed transaction making it more difficult to maintain relationships with customers, employees or suppliers; the calculations of, and factors that may impact the calculations of, the acquisition price in connection with the proposed merger and the allocation of such acquisition price to the net assets acquired in accordance with applicable accounting rules and methodologies; general economic conditions that are less favorable than expected; changes in, renewal of and acquiring new long term coal supply arrangements; and competition in coal markets. Additional information and other factors are contained in Alpha's and Massey's filings with the Securities and Exchange Commission (the "SEC"), including Alpha's and Massey's Annual Reports on Form 10-K, subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K, and other SEC filings, which are available at the SEC's web site http://www.sec.gov. Alpha and Massey disclaim any obligation to update and revise statements contained in these materials based on new information or otherwise.

Important Additional Information and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval.

In connection with the proposed merger, Alpha will file with the SEC a registration statement on Form S-4 that will include a preliminary joint proxy statement/prospectus regarding the proposed merger. After the registration statement has been declared effective by the SEC, a definitive joint proxy statement/prospectus will be mailed to Alpha and Massey stockholders in connection with the proposed merger. INVESTORS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER DOCUMENTS RELATING TO THE MERGER FILED WITH THE SEC WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. You may obtain a copy of the joint proxy statement/prospectus (when available) and other related documents filed by Alpha and Massey with the SEC regarding the proposed merger as well as other filings containing information, free of charge, through the web site maintained by the SEC at www.sec.gov, by directing a request to Alpha's Investor Relations department at Alpha Natural Resources, Inc., One Alpha Place, P.O. Box 2345, Abingdon, Virginia 24212, Attn: Investor Relations, to D.F. King & Co., Inc., 48 Wall Street, 22nd Floor, New York, New York 10005 or to Massey's Investor Relations department at, (804) 788 - 1824 or by email to Investor@masseyenergyco.com. Copies of the joint proxy statement/prospectus and the filings with the SEC that will be incorporated by reference in the joint proxy statement/prospectus can also be obtained, when available, without charge, from Alpha's website at www.alphanr.com under the heading "Investor Relations" and then under the heading "SEC Filings" and Massey's website at www.masseyenergyco.com under the heading "Investors" and then under the heading "SEC Filings".

Participants in the Solicitation

Alpha, Massey and their respective directors, executive officers and certain other members of management and employees may be deemed to be participants in the solicitation of proxies in favor of the proposed merger. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of proxies in favor of the proposed merger will be set forth in the joint proxy statement/prospectus when it is filed with the SEC. You can find information about Alpha's and Massey's directors and executive officers in their respective definitive proxy statements filed with the SEC on March 30, 2010 and April 16, 2010, respectively. You can obtain free copies of these documents from Alpha or Massey using the contact information above.

Transaction Highlights

Consideration	• Massey shareholders receive 1.025 Alpha shares + $10 in cash for each Massey share, for a total consideration of $69.33 per share based on Alpha closing price on 1/28/11
Premium	• Implied premium to Massey: 21% as of 1/28/11
Ownership	• 54% Alpha / 46% Massey
Synergies	• In excess of $150 million annual run-rate expected by mid-year 2012 + capital efficiency
Capital Structure	• Estimated 25% pro forma debt/total capital—provides flexibility post-transaction
Closing	• Transaction expected to close in mid-year 2011
Approvals	• Subject to approval by stockholders of both Massey and Alpha • Customary closing conditions and regulatory approvals

Creating significant shareholder value

A Compelling Combination

Strategic Benefits

A global industry leader

- Leading U.S. producer with 5.1 billion ton reserve
- Leading met coal producer--1.7 billion ton reserve
- Best-in-class operating management
- Industry-leading operating, safety and environmental performance

Unique, diversified platform for success

- One of the world's largest met coal reserves
- Complementary Eastern U.S. asset base
- Significant export capacity of more than 25mm tons per year

Better able to navigate changing regulatory environment

- Greater resources to ensure operational, safety and environmental excellence

A Compelling Combination

Financial Benefits

Immediate premium + full upside participation for Massey shareholders

- 21% upfront premium
- 46% ownership of combined company

Significant value creation

- $150+ million in expected annual operational and marketing synergies
- Opportunity for multiple expansion
- Cash flow accretive in first full year of operation

Industry-leading financial profile

- Strong balance sheet
- Highest FCF of any U.S. pure-play coal company
- $15 billion combined enterprise value

"Right Partners, Right Way Forward"

The most compelling path forward with tremendous upside

Multiple benefits for Massey shareholders, communities, employees and stakeholders


Extensive Strategic Review
Unique Win-Win Opportunity
Deep Talent
Perfect Fit
Low Execution Risk
Compatible Operating Model

Both companies provide a strong pool of talent in CAPP to effectively operate the combined entity

Contiguous operations with deep roots & history in the region

Strong track records of successful integrations with positive outcomes for all constituents

Alpha practices can be lever-aged with Massey programs to create "best in class" safety & operation programs

Together, Alpha and Massey are uniquely positioned to succeed

Creating a Premier U.S. Coal Company

Market Capitalization *($in billions)*


18
16
14
12
10
8
6
4
2
0
16.5
13.1
10.8
7.0
6.7
5.8
5.4
2.3
1.8
1.4
0.6
BTU
PF ANR-MEE
CNX
ANR
WLT
MEE
ACI
PCX
ICO
CLD
JRCC

Coal Reserves *(in billions of tons)*


10
9
8
7
6
5
4
3
2
1
0
9.0
5.1
4.7
4.5
2.8
2.3
1.8
1.1
1.0
0.3
0.2
BTU
PF ANR-MEE
ACI
CNX
Massey
Alpha
PCX
ICO
CLD
JRCC
WLT

*2011E EBITDA** *($in billions)*


3,000
2,500
2,000
1,500
1,000
500
-
2,483
2,186
1,804
1,212
1,202
1,120
984
371
361
341
172
BTU
PF ANR-MEE
CNX
WLT
ANR
ACI
MEE
PCX
CLD
ICO
JRCC

2009 Coal Shipments *(mm tons)*


300
250
200
150
100
50
0
244
148
131
103
86
58
45
33
17
10
8
BTU
ACI
PF ANR-MEE
CLD
Alpha
CNX
Massey
PCX
ICO
JRCC
WLT

* Source: First Call Consensus estimate as of 1/28/11

Note: WLT data is exclusive of pending Western Coal acquisition, Market Capitalizations as of 1/28/11

Complementary Footprint in Central Appalachia


WEST VIRGINIA
KENTUCKY
VIRGINIA
OHIO RIVER
BIG SANDY RIVER
Brooks Run North
Nicholas Energy
Mammoth
Green Valley
Rockspring
Black Castle
Independence
Elk Run
Endurance
Kingston
Republic Energy
Marfork
Logan County
Progress
Edwight
Pioneer
Martin County
Stirrat
Long Fork
Rawl
Callaway
Brooks Run South
Sidney
Cobra
Callaway
Enterprise
Knox Coal
Paramont / DR
Cumberland
Abingdon
Alpha Natural Resources
General Location Comparison
Massey
Alpha

Leading global met supplier - 24-26 mm tons of shipments in the first full year

One of the world's largest and highest quality metallurgical reserve bases

#2 U.S. coal reserve base ~ 5.1 billion tons

#3 US coal producer ~131 million tons shipped in 2009

Benefits of a Diversified Footprint

- Geographical diversification smoothes demand variations among regions
- Thermal business provides stability to portfolio while maintaining meaningful upside from met coal
- Diverse, high-quality reserves enhance blending capabilities and provide complementary large NAPP/PRB mines and smaller CAPP mines

2009 Pro Forma Region Shipments


PRB
50MM Tons
38%
49%
CAPP
64MM Tons
13%
NAPP
17MM Tons

2009 Pro Forma Shipment Mix


Met
17 MM Tons
13%
Western Steam
50MM Tons
38%
49%
Eastern Steam
64MM Tons

Pro Forma Reserves = 5.1Bn Tons


Western Steam
0.8B Tons
15%
Met
1.7B Tons
33%
52%
Eastern Steam
2.6B Tons

2009 Pro Forma Revenue Mix = $5.2B


International
$1.2B
24%
Domestic
$4.0B
76%

Source Alpha Management Analysis, based on 2009 Pro Forma shipments of 131MM tons, company reports

A Global Industry Leader

- Combined company, a leading provider of total coal and met coal globally

2008 & 2009 Total Coal Production
(MM tons)


1,000
750
500
250
0
906
437
433
273
253
230
200
190
178
95
15
Coal India
Shenhua
Peabody
PF Alpha + Massey
Arch
China Coal
Suek
Cloud Peak
Alpha(1)
Massey(2)
Walter

2008 & 2009 Met Coal Sales
(MM tons)


120
100
80
60
40
20
0
106
47
40
32
28
27
22
18
15
12
BMA
Teck
PF Alpha+Massey
Anglo
Mechel
Xstrata
Alpha(1)
Massey(2)
Peabody
Walter

Notes: (1) Pro Forma for Foundation coal production/sales
(2) Pro Forma for Cumberland; based on 2009 production and assumes 8MM tons of annual coal production and 360k tons of annual met sales

Trends in Metallurgical Coal


1,800
1,600
1,400
1,200
1,000
800
600
Steel & Iron Production (Mt)
400
350
300
250
200
150
Coking Coal Imports (Mt)
2009
2010
2011
2012
2013
2014
2015
Iron
Steel
Coking Coal Imports

- World steel production is expected to increase by 42% to 1.7 billion tonnes by 2015
- Demand growth forecasted to be at CAGR of 6.7% over next 3 years
- China, Brazil and India are expected to continue to see major growth
- Growing demand for high quality metallurgical coal
- Global metallurgical coal imports expected to increase 61% from 222 million tonnes in 2009 to 357 million tonnes by 2015

Sources: Macquarie, McCloskey and World Steel Dynamics

Committed and Priced Position

2011 Percentage Committed and Priced, Pro Forma


100%
97%
61%
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
Western Thermal
Eastern Thermal
Met

2012 Percentage Committed and Priced, Pro Forma


62%
38%
11%
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
Western Thermal
Eastern Thermal
Met

Note: Based on company reports and management estimates

Industry Leading Safety Program: *Running Right*

- Employee-driven process of continuous improvement in safety and environmental stewardship
- Underpins best-in-class safety program
- Combined company better positioned to:
  - Direct resources and commitment to safety, environment and workplace
  - Navigate complex regulatory environment
  - Continue to meet and exceed all safety, operational and environmental guidelines


Accountability
Empowerment
Continuous Improvement

Alpha Natural Resources



Financial Highlights

Massey Energy®

Significant Expected Synergies


$150+ Million/yr
$50+ Million/yr
SG&A and Sourcing
Marketing
Operations
Capital Allocation Efficiency

Alpha & Massey Combination Offers Unique Synergy Opportunity

Strong 2011 Pro Forma Estimated Financial Outlook

	Alpha	Massey	Synergies	Pro forma
Production (mt)*	83.0 - 91.5	43 - 47	--	126.0 - 138.5
Revenue ($ mm)**	$4,492	$4,018	--	$8,510
EBITDA ($ mm)**	$1,202	$984	$150	$2,336
CapEx ($ mm)*	$340 - $440	$400 - $550		$740 - $990

Cash flow accretion expected in the first full year of operation;
Excluding impacts of purchase accounting, EPS accretion expected in 2012

* *Management estimates*
** *First Call Consensus estimates*

Note: Assumes combined operations for the full year 2011; charges related to UBB accident will be taken in [2010]; and that research estimates incorporate related production losses and cost increases

Improved Capital Structure, Strong Liquidity and Free Cash Flow

($ in millions)	Alpha	Massey	Pro forma Post-closing
LTM Adjusted EBITDA	$786*	$380*	$1,166
Total Debt	$820	$1,428	$2,900
Liquidity and Credit Statistics			
Cash & Equivalents & Marketable Securities	$743	$477	$500
Available Revolver and A/R Securitization Facility**	831	124	850
Total Liquidity	**$1,574**	**$601**	**$1,350**
Total Debt / LTM Adjusted EBITDA	1.0x	3.8x	2.5x

Source: Company reports as of 9/30/10; management pro forma estimates
* First Call Consensus Estimates
** Net of letters of credit outstanding

Successful Integration Track Record

	Preparation (Pre-Signing)	Day 1 Readiness (Signing to Closing)	Day 100 Integration	Achieving the End-State
IMO	✓	✓	✓	✓
Cross-Function Teams	N/A	✓	✓	✓
Functional Teams	N/A	✓	✓	✓

PRE-ANNOUNCEMENT | ANNOUNCEMENT | CLOSED - DAY 1 | DAY 100 | END STATE

- Foundation merger annual net synergies of more than $60 million have exceeded the targeted level of $45 million

A Compelling Combination

- Commitment to *Running Right*
- Highly complementary assets
- Benefits both sets of shareholders
- Industry-leading financial profile
- Creates a global industry leader

Alpha Natural Resources



Alpha + Massey: Creating an Industry Leader

January 31, 2011